================================================================================

EXHIBIT 32.2   PATIENT PORTAL TECHNOLOGIES, INC.


     Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)



I, Thomas Hagan, Acting Chief Financial Officer of Patient Portal Technologies, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended March 31, 2007 of the Registrant (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a)[15(d)] of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated:  5/30/2007            /s/ THOMAS HAGAN
                             -----------------------
                             Thomas Hagan
                             Chief Financial Officer












--------------------------------------------------------------------------------